EXHIBIT 10-L
------------
(Carlyle-XV)


PREPARED BY AND UPON
RECORDING RETURN TO:

WILLIAM H. GOEBEL, ESQ.
INVESTMENT LAW DEPARTMENT
TEACHERS INSURANCE AND ANNUITY
     ASSOCIATION OF AMERICA
730 THIRD AVENUE
NEW YORK, NY  10017



                     FOURTH MORTGAGE MODIFICATION
                                  AND
                          EXTENSION AGREEMENT



     THIS AGREEMENT, executed as of the 22nd day of May, 1997, but effective as of the 1st day of January, 1997, by and between NORMAN S. GELLER, THOMAS M. BENNETT, JEFFREY GLUSKIN and NEIL G. BLUHM, BRIAN K. ELLISON and JULIA C. PARKS, as Trustees of 260 FRANKLIN STREET ASSOCIATES TRUST under a Declaration of Trust dated May 16, 1986, duly recorded with the Suffolk County Registry of Deeds in Book 12510, Page 64 and filed with the Suffolk County Registry District of the Land Court as Document No. 405198, as amended in accordance with Certificate of Trustee as to Appointment of Additional Trustees and First Amendment to Declaration of Trust establishing 260 Franklin Street Associates Trust, dated September 12, 1986, duly recorded with Suffolk County Registry of Deeds as Instrument No. 374 of September 26, 1986, and filed with the Suffolk County Registry District of the Land Court as Document No. 411174, and as further amended by Certificate of Trustee as to removal of certain Trustees and appointment of additional Trustees dated July 23, 1990, duly recorded with the Suffolk County Registry of Deeds in Book 16416, Page 342, and Document No. 467674, with appointment of six Trustees registered as Documents Nos. 467675 through 467680 with the Suffolk County Registry District of the Land Court, as further amended in accordance with a Certificate of Trustee as to Removal of Certain Trustees and Appointment of Additional Trustees, dated May 20, 1992, duly recorded with the Suffolk County Registry of Deeds as Document No. 487549, having a mailing address c/o JMB Realty Corporation, 900 North Michigan Avenue, Chicago, Illinois 60611-1575 ("Mortgagor"), and TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having a mailing address of 730 Third Avenue, New York, New York 10017 ("Mortgagee").






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     WHEREAS, pursuant to the terms of that certain Second
Mortgage Modification and Consolidation Agreement between the parties hereto dated as of January 1, 1991, and recorded with the Suffolk County Registry of Deeds as Instrument No. 308 of December 31, 1991, in Book 17222, Page 286 and filed with Suffolk County Registry District of the Land Court as Document No. 482106, Mortgagor is justly indebted to Mortgagee in the consolidated principal amount (the "Consolidated Principal Indebtedness") of SEVENTY - FOUR MILLION EIGHT HUNDRED NINETY
- ONE THOUSAND TWELVE AND 83/100THS ($74,891,012.83) DOLLARS, plus interest thereon from date, which Agreement consolidated the indebtedness evidenced by those two certain Mortgage Notes, (a) the first being that certain Note payable to the order of Mortgagee in the original sum principal sum of SIXTY
- FIVE MILLION AND NO/100THS ($65,000,000.00) DOLLARS dated December 18, 1985, made originally by 260 Franklin Incorporated, the repayment obligation for which has been assumed by Mortgagor by that certain agreement captioned "NOTE MODIFICATION AGREEMENT WITH RESPECT TO $56,000,000 NOTE DATED DECEMBER 18, 1985" (collectively, "Note No. 1"); (b) the other being that certain Note made by Mortgagor payable to the order of Mortgagee in the original principal sum of TEN MILLION AND NO/100THS ($10,000,000.00) DOLLARS, dated September 24, 1986
("Note No. 2");

     WHEREAS, pursuant to the terms of that certain Third Mortgage Modification and Extension Agreement between the parties hereto dated as of December 4, 1996, and recorded with the Suffolk County Registry of Deeds as Instrument No. 257 on December 24, 1996, in Book 21097, Page 074 and filed with Suffolk County Registry District of the Land Court as Document No. 547285, the parties hereto agreed to extend the term of said Mortgage to January 1, 1997, and to modify certain terms of the loan;

     WHEREAS, the Consolidated Principal Indebtedness evidenced by both Notes are secured by that certain Security Agreement and Mortgage ("the $65,000,000.00 Mortgage") dated December 18, 1985, and recorded with the Suffolk County Registry of Deeds in Book 12143, Page 249 and filed with Suffolk County Registry District of the Land Court as Document No. 399401 and that certain Security Agreement and Mortgage Deed ("the $10,000,000.00 Mortgage") dated September 24, 1986, and recorded with the Suffolk County Registry of Deeds in Book 12902, Page 302 and filed with Suffolk County Registry District of the Land Court



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as Document No. 411176; as such Mortgages have been
consolidated and modified by (i) that certain Mortgage Modification and Consolidation Agreement between Mortgagor and Mortgagee dated September 24, 1986 and recorded with the Suffolk County Registry of Deeds in Book 12902, Page 347 and filed with the Suffolk County Registry District of the Land County as Document No. 411178, (ii) the aforesaid Second Mortgage Modification and Consolidation Agreement, and (iii) the aforesaid Third Mortgage Modification and Extension Agreement. Both the $65,000,000.00 Mortgage and the $10,000,000.00 Mortgage as consolidated and modified by the aforesaid Mortgage Modification and Consolidation Agreement, Second Mortgage Modification and Consolidation Agreement and Third Mortgage Modification and Extension Agreement are collectively called the "Consolidated Mortgage" and both such mortgages encumber and mortgage, as security for Consolidated Principal Indebtedness, those certain lots, parcels and pieces of land with the buildings and improvement erected thereon situate, lying and being in the City of Boston, County of Suffolk, Commonwealth of Massachusetts described in the mortgages and on EXHIBIT A attached hereto and forming a part hereof (hereinafter called "the Premises");

     WHEREAS, the Consolidated Principal Indebtedness is also secured by, among other things, (a) a certain Assignment of Lessor's Interest in Lease(s) from 260 Franklin Incorporated to Mortgagee dated December 18, 1985, and recorded with the Suffolk County Registry of Deeds on December 19, 1985, as Instrument No. 503 and filed with the Suffolk County Registry District of the Land Court as Document No. 399403 as supplemented by the certain Supplemental Assignment of Lessor's Interest in Lease(s) from Mortgagor to Mortgagee dated September 24, 1986, and recorded with the Suffolk County Registry of Deeds as Instrument No. 379 filed with the Suffolk County Registry District of the Land Court as Document No. 411179 (hereinafter collectively called the "$65,000,000.00 Assignment of Lessor's Interest in Lease(s)"); (b) that certain Assignment of Lessor's Interest in Lease(s) from Mortgagor to Mortgagee dated September 24, 1986, and recorded with the Suffolk County Registry of Deeds as Instrument No. 377 of September 26, 1986, and filed with the Suffolk County Registry District of the Land Court as Document No. 411177 (hereinafter called the $10,000,000 Assignment of Lessor's Interest in Leases"); and (c) that certain Supplemental Assignment of Lessor's Interest in Leases (the "1991 Supplemental Assignment") dated as of January 1, 1991, and recorded with the Suffolk County Registry of Deeds as Instrument No. 309 of December 31, 1991, in



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Book 17222, Page 308 and filed with Suffolk County Registry
District of the Land Court as Document No. 482107;

     WHEREAS, Mortgagor continues to be the owner of the Premises and does hereby warrant and represent that the Consolidated Mortgages continue to be first and superior liens on the Premises in accordance with their terms (subject to only those encumbrances set forth in that certain title policy bearing title insurance No. 616157M bearing effective date equal to the date on which this Agreement is recorded held by Mortgagee from Ticor Title Insurance Company) for the Consolidated Principal Indebtedness of SEVENTY - FOUR MILLION EIGHT HUNDRED NINETY - ONE THOUSAND TWELVE AND 83/100THS ($74,891,012.83) DOLLARS, plus interest, as evidenced by Note No. 1 and Note No. 2, as such indebtedness has been consolidated by the terms of the Second Mortgage Modification and Consolidation Agreement and modified by the terms of the Third Mortgage Modification and Extension Agreement; that it has no defense or offset to its liability thereunder and all the provisions are unmodified and in full force and effect of the Consolidated Mortgages, Note No. 1, Note No. 2, the $65,000,000 Assignment of Lessor's Interest in Lease(s), the $10,000,000 Assignment of Lessor's Interest in Leases, the 1991 Supplemental Assignment and all other documents held by Mortgagee in connection with the indebtedness evidenced by Note No. 1 and Note No. #2;

     WHEREAS, Mortgagor has requested that the date on which the Consolidated Principal Indebtedness is to be paid in full under the aforesaid Second Mortgage modification and Consolidation Agreement, as the same was modified and extended by the aforesaid Third Mortgage Modification and Extension Agreement be extended to January 1, 1998 (the new "Scheduled Maturity Date"), subject to Mortgagee having the right to accelerate such maturity date upon thirty (30) days' prior written notice to Mortgagor, which request is agreeable to Mortgagee provided there are certain other modifications as hereinafter provided;

     WHEREAS, the Consolidated Principal Indebtedness is further secured by that certain Reserve Pledge Agreement dated January 1, 1991, as modified by that certain Modification to Reserve Escrow Agreement dated January 1, 1994, as further modified and restated by that certain Reserve Pledge Agreement dated December 4, 1996, and as further extended by that certain



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Extension Agreement of even date herewith, which extends the stated maturity date to January 1, 1998;

     NOW, THEREFORE, in consideration of the Premises, the covenants and conditions herein contained, and the sum of TEN ($10.00) DOLLARS and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

     1. The date of January 19, 1997, set forth in the Second Mortgage Modification and Consolidation Agreement, as modified and extended by the said Third Mortgage Modification and Extension Agreement, on which the entire Consolidated Principal Indebtedness, plus all accrued fixed interest, there hereinafter defined Yield Maintenance Amount, the hereinafter defined Residual Interest Amount, and such other sums due thereon pursuant thereto are to be paid in full, is hereby extended to January 1, 1998, and the respective liens of the Consolidated Mortgages are hereby extended thereby to cover such date of January 1, 1998, subject to such date being accelerated at Mortgagee's election to an earlier date (the "Acceleration Date") that Mortgagee may select (Mortgagee's Election to Accelerate") upon thirty (30) days' prior written notice sent to Mortgagor in accordance with Paragraph 33 of the $10,000,000 Mortgagee at Mortgagor's address set forth and in such event, the entire Consolidated Principal Indebtedness, plus all accrued fixed interest, the Yield Maintenance Amount, the Residual Interest Amount, and the other sums owed thereon pursuant thereto shall immediately become due and payable and shall be paid by Mortgagor on the Acceleration Date.

     2. This Agreement does not create any new, further or other indebtedness, but secures the same indebtedness evidenced by Note No. 1 and Note No. 2 as consolidated by the terms of the Second Mortgage Modification and Consolidation Agreement and extended and modified by the terms of the Third Mortgage Modification Agreement, and by this Agreement.

     3.    IF ANY TERM, COVENANT OR CONDITION OF THIS AGREEMENT
SHALL BE HELD TO BE INVALID, ILLEGAL OR UNENFORCEABLE IN ANY
RESPECT, THIS AGREEMENT SHALL BE CONSTRUED WITHOUT SUCH
PROVISIONS.  IN ADDITION, IF THE TRANSACTION EVIDENCED AND
SECURED HEREBY SHALL BE RESCINDED OR OTHERWISE RENDERED
UNENFORCEABLE IN WHOLE OR IN PART ON ACCOUNT OF ANY LAWS



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RESPECTING CREDITOR'S RIGHTS OR FOR ANY OTHER REASON, THEN, AT
MORTGAGEE'S OPTION, THE ORIGINAL NOTE NO. 1 AND NOTE NO. 2 (AS CONSOLIDATED HERETOFORE UNDER THE SECOND MORTGAGE MODIFICATION AND CONSOLIDATION AGREEMENT AND MODIFIED AND EXTENDED BY THE THIRD MORTGAGE MODIFICATION AND EXTENSION AGREEMENT) AND ORIGINAL CONSOLIDATED MORTGAGES SHALL BE UNIMPAIRED, AND THEIR TERMS AND PROVISIONS SHALL BE UNMODIFIED AND IN FULL FORCE AND EFFECT AS IF THE MODIFICATIONS CONTAINED IN THIS AGREEMENT HAD NEVER BEEN EXECUTED.

     4. Mortgagor shall promptly cause this Agreement to be filed, registered or recorded in such manner and in such places as may be required by any present or future law in order to publish notice of and fully to protect the liens of the Consolidated Mortgages upon, and the interest of Mortgagee in, the Premises. Mortgagor shall pay all filing, registration and recording fees, all expenses incident to the preparation, execution and acknowledgment of this Agreement and all federal, state, county and municipal taxes, duties, imposts, assessments and charges arising out of or in connection with the filing, registration, recording, executing and delivery of this Agreement, and Mortgagor shall hold harmless and indemnify Mortgagee against any liability incurred by reason of the imposition of any tax on the issuance, making, filing, registration or recording of this Agreement; provided, however, Mortgagor shall not be responsible for Mortgagee's income, franchise or similar such taxes.

     5.    Mortgagor represents, warrants and covenants that
(a) there are no offsets, counterclaims or defenses against the Consolidated Principal Indebtedness, Note No. 1, Note No. 2, the Consolidated Mortgages, the $65,000,000 Assignment of Lessor's in Leases, the $10,000,000.00 Assignment of Lessor's in Leases, or the 1991 Supplemental Assignment and (b) Mortgagor (and its respective undersigned representatives) have full power, authority and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on all such parties' part to be observed or performed, and (c) this Agreement is valid and binding upon all such parties and enforceable against all such parties in accordance with its terms.

     6. This Agreement shall be binding upon Mortgagor and Mortgagee and their respective successors and assigns and shall inure to the benefit of Mortgagor and Mortgagee and their permitted successors and assigns.



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     7.    This Agreement may be executed in any number of
duplicate originals and each such duplicates original shall be deemed to constitute but one and the same instrument.

     8. MORTGAGOR HEREBY ACKNOWLEDGES THAT THE MORTGAGOR AND THE BENEFICIARIES OF THE TRUST ARE KNOWLEDGEABLE BORROWERS OF COMMERCIAL FUNDS AND EXPERIENCED REAL ESTATE DEVELOPERS OR INVESTORS, (ii) THEY AND THEIR ATTORNEYS FULLY UNDERSTAND THE EFFECT OF THE ABOVE PROVISIONS, (iii) MORTGAGEE WOULD NOT
MAKE THE LOAN SECURED HEREBY WITHOUT SUCH PROVISIONS AND (iv) SUCH LOAN IS A COMMERCIAL OR BUSINESS LOAN, NEGOTIATED BY MORTGAGEE AND MORTGAGOR AND THEIR RESPECTIVE ATTORNEYS AT ARMS LENGTH. NOTHING CONTAINED IN THIS AGREEMENT SHALL BE
CONSTRUED AS CREATING A JOINT VENTURE OR PARTNERSHIP RELATIONSHIP BETWEEN THE PARTIES HERETO.

     9. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     10. It is specifically agreed that the time is of the essence of this Agreement and that the waiver of options or obligations secured by this Agreement shall not at any time be held to be abandonment of such rights. Notice of the exercise of any option granted to Mortgagee herein is not required to be given unless expressly provided to the contrary herein.

     The Trustees of 260 Franklin Street Associates Trust hereby certify pursuant to Paragraph 6 of said Trust that the execution and delivery of this Instrument has been duly authorized and directed by all of the beneficiaries of said Trust and said Trust is in full force and effect as of the date hereof. The foregoing authorization has not been altered, amended or rescinded and is in full force and effect as of the date hereof.

     The party or parties executing this Agreement as Mortgagor are executing the same as the Trustees and not in any individual capacity. As such, they are not personally liable for fulfilling any of their obligations under this Agreement and Mortgagee shall look to and be entitled to succeed to the Premises and the other assets of the trust for a breach by Mortgagor of its obligations under this Agreement.

     Without limitation on the foregoing, but in addition thereto, neither Mortgagor nor any Trustee, advisor or any other entity shall be personally liable in any manner or to any extent



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under or in connection with this Agreement (including, but
without limitation, the items set forth as exceptions to Paragraph 36 of the Consolidated Mortgages) or any other agreement or instrument entered into in connection herewith; provided, however, that the forgoing shall not affect or impair the lien of the Consolidated Mortgage, the rights of Mortgagee to proceed against the Premises, or any obligations under a certain Indemnity and Payment Agreement dated December 27, 1991, given by Carlyle Real Estate Limited Partnership-XVI to Mortgagee.

                 IN WITNESS WHEREOF, the Mortgagor and the
Mortgagee have duly signed, sealed and delivered this Agreement as a sealed instrument the day and the year hereinabove first written.



executed signature                /S/ BRIAN K. ELLISON
--------------------              ------------------------------
Witness                           not personally but solely as
                                  Trustee of 260 Franklin Street
                                  Associates Trust as aforesaid,
                                  for self and co-trustees



                                  TEACHERS INSURANCE AND ANNUITY
                                  ASSOCIATION OF AMERICA


/S/ SUSAN M. DEVER                By:  /S/ MARK DE PRIMA
--------------------                   --------------------------
Witness                           Name:  Mark De Prima
                                  Title: Associate Director

/S/ DAVID RODRIGUEZ               By:  /S/ BRIDGET MAC LEAN-LAI
--------------------                   --------------------------
Witness                           Name:  Bridget MacLean-Lai
                                  Title:  Assistant Secretary

                                  [ seal ]



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                           ACKNOWLEDGEMENTS
                           ----------------

STATE OF ILLINOIS     )
                      )  ss.
COUNTY OF COOK        )


     On this 22ND day of MAY, 1997, before me appeared BRIAN
K. ELLISON, to me personally known, who, being by me duly sworn, did say that he/she is a trustee of 260 Franklin Street Associated Trust, and that said instrument was signed in behalf of said trust, and said BRIAN K. ELLISON, acknowledged said instrument to be the free act and deed of the trustees on behalf of said trust.

                            /S/ LAURA ANN KLENSKE
                            ------------------------------
                            Notary Public
                            My commission expires:  6-11-99

                            [ official seal ]


STATE OF NEW YORK     )
                      )  ss:  New York,
COUNTY OF NEW YORK    )

     Before me, the undersigned authority, a Notary in and for said State, on this day personally appeared MARK DE PRIMA and BRIDGET MAC LEAN-LAI, known to me to be the persons whose names are subscribed to the foregoing instrument and known to me to be the ASSOCIATE DIRECTOR and ASSISTANT SECRETARY, respectively, of Teachers Insurance and Annuity Association of America, a New York corporation, and that the seal affixed to the foregoing instrument is the corporate seal of said corporation, and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Trustees, and acknowledged that they executed the said instrument for the uses, purposes and consideration therein expressed on behalf of said Teachers Insurance and Annuity Association of America.

     Given under my hand and seal of office this 6TH day of JUNE, 1997.

                            /S/ JULIE A. HATHAWAY
                            ------------------------------
                            Notary Public in the State of New
York
                            My commission expires:  April 7, 1999

                            [ official seal ]


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                               EXHIBIT A
                               ---------

     A parcel of land situated in Boston, Suffolk County, Massachusetts, shown on a plan entitled "Plan of Land, Boston, Massachusetts" prepared by R.E. Cameron & Associates, Inc., dated January 26, 1983, revised February 24, 1983, recorded with Suffolk Registry of Deeds at the end of Book 10281, and bounded:

SOUTHWESTERLY         by Oliver Street, 165.82 feet;

NORTHWESTERLY         by land of Thomas J. White, et al,
Trustees, 96.41 feet;

NORTHEASTERLY         by the same land, 15.80 feet;

NORTHWESTERLY         by the same land, 10.90 feet;

NORTHEASTERLY         by Lot C as shown on said plan, 31.29
feet;

NORTHWESTERLY         by said Lot C, 12.41 feet;

NORTHEASTERLY         by Jenton Way, formerly Hamilton Alley,
122.43 feet; and

SOUTHEASTERLY         by Franklin Street, 95.85 feet.

     Included in the above-described parcel is a parcel of registered land, bounded:

SOUTHWESTERLY         by the northeasterly line of Oliver
Street, forty-eight and 42/100 (48.42) feet;

NORTHWESTERLY         by lands now or formerly of Daniel M.
Driscoll et al and of Frank Cair Macomber, Jr., the line running in part through the middle of a sixteen (16) inch brick wall, one hundred seventeen and 06/100 (117.06) feet;

NORTHEASTERLY         by Hamilton Alley, forty-two and 83/100
(42.83) feet; and

SOUTHEASTERLY         twenty-five and 73/100 (25.73) feet;


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NORTHEASTERLY         seven and 51/100 (7.51) feet; and

SOUTHEASTERLY         eighty-two and 85/100 (82.85) feet by land
now or formerly of 30/32 Oliver Street Corporation, the line running through the middle of a sixteen (16) inch brick wall.

     All of the bounds of said registered parcel have been determined by the Land Court to be located as shown on a plan drawn by George H. Gilboy, Surveyor, dated February 27, 1946, as modified and approved by the Court, and filed in the Land Registration Office as plan No. 200064-A, a copy of a portion of which is filed with Certificate of Title No. 49443.

     Also, one undivided half of the parcel of land situated in said Boston, adjoining the above described parcel, being shown as Lot C on the Plan first above referred to and bounded:

SOUTHWESTERLY         on a parcel above described, 31.29 feet;

NORTHWESTERLY         in part on land now or formerly of Sherry
Biltmore, Inc. and in part on land now or formerly of Dana, et al, Trustees, by two lines, one measuring 2.44 feet and the other 19.75 feet, respectively;

NORTHEASTERLY         on other land now or formerly of Dana, et
al, Trustees, 35.78 feet; and

SOUTHEASTERLY         in part on Jenton Way, formerly Hamilton
Alley, 9.90 feet, and in part on land formerly of Burrage and formerly of the Pardee Ellenberger Co. Incorporated, being the parcel above described, 12.41 feet, respectively.

The above property also has the following appurtenant rights:

1. Rights reserved in a deed from Charles W. Mills, et al, trustee to James F. Dwinnell et al dated November 16, 1868, recorded in Box 946, Page 130, referred to in deed from said trustees to Charlotte R. Whitmore et al dated November 16, 1868, recorded in Book 946, Page 132 as corrected by



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     deed from said Trustees to Charlotte R. Whitmore dated
January 25, 1871 recorded in Book 1041, Page 126 (Benefits Lot
C on Plan in Book 4193, Page 612 and burdens Lot B on said
Plan).

2. Easement for light and air created by grant from James F. Dwinnell to Alvah A. Burrage dated August 30, 1872, recorded in Book 1126, Page 117 as modified by agreement dated August 5, 1910, recorded in Book 3475, Page 482 (benefits northwesterly 23 feet of Lot A on Plan in Book 4193, Page 612 and burdens Lot B on said Plan).

3. Easements for light, air and passage reserved in a deed from Alvah H. Burrage to James F. Dwinnell et al dated September 16, 1872, recorded in Book 1126, Page 116 (benefits Lot A on plan in Book 4193, Page 612 and burdens Lot C and the four foot strip on the northeasterly side of Lot C on said plan).

4.   Easement for passage and repassage in Jenton Way
(formerly known as Hamilton Alley).

5. Easements for light and air and building maintenance granted by Grant and Release of Easements between Ferdinand Colloredo-Mansfield, et al, the Trustees of CC&F-F&O Property Trust and 2 Oliver Incorporated dated January 27, 1984, recorded in Book 11100, Page 001.



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                          EXTENSION AGREEMENT
                          -------------------

           THIS EXTENSION AGREEMENT (hereinafter called "this Agreement", executed as of the 22ND day of MAY, 1997, but effective as of the 1st day of January, 1997, by and between NORMAN S. GELLER, THOMAS M. BENNETT, JEFFERY GLUSKIN and NEIL
G. BLUHM, BRIAN K. ELLISON and JULIA C. PARK, as Trustees of 260 FRANKLIN STREET ASSOCIATES TRUST under a Declaration of Trust dated May 16, 1986, duly recorded with the Suffolk County Registry of Deeds in Book 12510, Page 64 and filed with the Suffolk County Registry District of the Land Court as Document No. 405198, as amended in accordance with the Certificate of Trustee as to Appointment of Additional Trustees and First Amendment to Declaration of Trust establishing 260 Franklin Street Associates Trust, dated September 12, 1986, duly recorded with Suffolk County Registry of Deeds as Instrument No. 374 of September 26, 1986, and filed with the Suffolk County Registry District of the Land Court as Document No. 411174, and as further amended Certificate of Trustee as to removal of certain Trustees and appointment of additional Trustees dated July 23, 1990, duly recorded with the Suffolk County Registry of Deeds in Book 16416, Page 342, and Documents No. 467674, with appointment of six Trustees registered as Document Nos. 467675 through 467680 with the Suffolk County Registry District of the Land Court, as further amended in accordance with a Certificate of Trustee as to Removal of Certain Trustees and Appointment of Additional Trustees, dated May 20, 1992, duly recorded with the Suffolk County Registry of Deeds as Document No. 487549, having a mailing address c/o JMB Realty Corporation, 900 North Michigan Avenue, Chicago, Illinois 60611-1575 (hereinafter called "Borrower"), TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA, a New York corporation having a mailing address of 730 Third Avenue, New York, New York 10017 ("Lender") and THE BOSTON MORTGAGE CAPITAL CORP., a Massachusetts corporation having a mailing address of 100 Huntington Avenue, Tower 2, Fourth Floor, Boston, Massachusetts 02116 (hereinafter called "Pledge Agent").

                          W I T N E S E T H:
                          -----------------

           WHEREAS, the parties hereto entered into a certain
Reserve Pledge Agreement dated January 1, 1991, as modified by



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that certain Modification to Reserve Escrow Agreement dated
January 1, 1994, as further modified and restated by that certain Reserve Pledge Agreement dated December 4, 1996, but effective as of January 1, 1996, pursuant to that certain loan made by Borrower from Lender of even date therewith (collectively, the "Reserve Pledge Agreement");

           WHEREAS, the borrower has requested an extension of the maturity date of said loan from January 1, 1997, to January 1, 1998;

           WHEREAS, Lender has agreed to the extension of the maturity date to January 1, 1998, upon the same terms and conditions set forth in that certain Fourth Mortgage
Modification and Extension Agreement between the parties hereto of even date herewith, to be recorded in the appropriate Records of the County of Suffolk, State of Massachusetts.

           NOW, THEREFORE, the parties hereto agree that the Reserve Pledge Agreement hereinabove mentioned shall be extended until January 1, 1998. All other terms of said Reserve Pledge Agreement shall remain the same and in full force and effect, except that wherever that date of January 1, 1997, appears in the Reserve Pledge Agreement, the date "January 1, 1998" shall be substituted. The Tenant Security Deposit Account, Working Capital Account and the Reserve Account shall be maintained and terminated as more particularly provided under the paragraphs captioned "Working Capital Account," "Duty to Hold Funds," "Tenant Security Deposit Account," "Termination of Reserve Account" and "Termination of Tenant Security Deposit Account" of said Reserve Pledge Agreement, except that no payment shall be made to JMB Realty Corporation out of the Reserve Account until January 1, 1998, the new date that was changed as indicated above.

           This Agreement can be executed in one or more counterparts, each of which shall be an original and all of which shall constitute one agreement.

           The party or parties executing this Agreement for and on behalf of Borrower are doing so in their capacity of Trustee and not as individuals. As such, any liability for breaching any of the Borrower's obligation hereunder shall be limited to the Premises, trust assets and the monies deposited in escrow under this Agreement.

Appl. #MA-374
Mtge. #000207800


           Without limitation on the foregoing, but in addition thereto, neither Borrower nor any Trustee, advisor or any other entity shall be personally liable in any manner or to any extent under or in connection with this Agreement or any other agreement or instrument entered into in connection herewith; provided, however, that the foregoing shall not affect or impair any obligations under a certain Indemnity and Payment Agreement dated December 27, 1991, given by Carlyle Real Estate Limited Partnership XV and Carlyle Real Estate Limited Partnership XVI to Lender.

           IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.




executed signature                /S/ BRIAN K. ELLISON
---------------------------       --------------------------------
Witness                           not personally but solely as
                                  Trustee of 260 Franklin Street
                                  Associates Trust as aforesaid
                                  for self and co-trustees


                                  TEACHERS INSURANCE AND ANNUITY
                                  ASSOCIATION OF AMERICA


/S/ DAVID RODRIGUEZ               BY:  /S/ MARK DE PRIMA
---------------------------       ------------------------------
Witness                           Name:  Mark DePrima
                                  Title:  Associate Director
                                  [seal]


                                  THE BOSTON MORTGAGE
                                  CAPITAL CORP.
Attest:

/S/ JACQUELINE W. KELLEY          BY:  HAROLD C. MC KENNA
---------------------------       ------------------------------
Name:  Jacqueline W. Kelley       Name:  Harold C. McKenna
Title:  Office Manager            Title:  President
                                  [seal]


                                   3